UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

GeneThera, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	33-142603	65-0622463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Youngfield Street

Wheat Ridge, C0 80033

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (303) 463-6371

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company is in the process of restating the financial statements contained in the Company’s 10-QSBs for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006.  The financial statements for the Company's 10-KSB for year ended December 31, 2005 are also in the process of being restated. The Company has discovered clerical errors that were carried forward throughout 2006 that need to be corrected.

When the restated financials statements are completed, the Company will file amended 10-QSBs for the quarters ended March 31, 2006, June 30, 2006, and September 30, and an amended 10-KSB for year ended December 31, 2005.

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 7, 2007	GeneThera, Inc.
By: /s/ Tannya L. Irizarry
Tannya L. Irizarry Chief Financial Officer (Interim)